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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 --------------
                                | SEC FORM 8-K |
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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  May 31, 2008

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES:

Schedule of Restricted Common Stock approved during May 2008:

DATE:      NAME:              SHARES:

5/18/08    Louis J. Kern      1,000,000   Note 1

Schedule of Restricted Stock Options approved during May 2008:

DATE:      NAME:              OPTIONS:

5/18/08    Stuart Russell     1,000,000   Note 2

These sales were exempt from registration under the Securities Act of 1933, as amended, by reason of Section 4(2); the shares issued were not part of a public offering.

NOTES: DETAILS FOR ISSUE OF RESTRICTED COMMON STOCK:

(1) These restricted common shares were issued to Louis J. Kern in connection with a three- year Consulting Agreement wherein he agreed to, among other things, work on developing World Software (see below), and on financing for the Company's Helpubuild-ca.com business and other assignments, as the Board may determine from time to time. These shares were valued at $.02 per share on the date of issue.

(2) These Warrants on restricted common shares were issued to Stuart Russell in connection with a two-year Consulting Agreement wherein he agreed to, among other things, act as an interim CFO and work on other business development efforts and other assignments, as the Board may determine from time to time. These warrants have an exercise price of $.02 per share on the date of issue. Using the Black Scholes model they were valued at $.008 per share using the following inputs: volatility 57.3%; Discount Rate 2.21%; Term 3 years.

ITEM 8.01 OTHER EVENTS

WORLD SOFTWARE (http://www.worldsoftware.us)

In today's wired world it is important to have a strong e-commerce capability. Having such a competency in-house was always a goal of the Company. It is a powerful tool to enable marketing efforts that could include the ability to promote the Company itself; the real estate or land it is developing; the homes it is a dealer for; or products that may fit into a pattern of products that work hand in hand with sustainable community development efforts.

The opportunity to put those plans in motion occurred when more resources appeared. Louis Kern was introduced to the Company as he was working on plans to create a software development company patterned after others he began or participated in. His brief work summary follows:

*   Partner Owner, Nextreme Design, Portland OR
*   Partner Owner, Tom Software, Seattle, WA
*   Partner Owner, Ariel Technology, San Jose, CA
*   VP Sales, John Fluke Manufacturing, Seattle, WA.
*   CFO National Semiconductor, Sunnyvale, CA

Mr. Kern ran two successful software companies and he has agreed to run World Software. He will be authorized as an executive officer of the Company with authority that is limited to the World Software effort, subject to an approval process on any material matter. Mr. Kern will attempt to capitalize on a growing demand for reasonably priced software development services. The main proposition is to offer reasonably priced services with the quality that results from having someone in control of the project that is local in the US.

In keeping with the goal of creating a marketing platform for the Company, the plan calls for targeting e-commerce companies, among others, that are growing their presence on the Internet and are building out e-commerce platforms. This is an area World Software will focus on for its own account as well, as it develops an e-commerce competency that allows it to promote itself and its products more effectively.

FACTORY-BUILT HOUSING

The Company's Helpubuild business (http://www.helpubuild-ca.com) provides factory built homes in California, and the services needed to support building with them. That business often needs financing in the form of construction loans, permanent financing and other loans for clients who purchase homes or land from the Company. Mr. Kern is interested in the Company's Helpubuild-ca.com service, particularly to provide financing, construction loans, end loans and mobile home loans. He is the owner of Country Mortgage Pro, a commercial mortgage company in Portland, Oregon and he is able to provide loans in California. His company, which can be described as a small mortgage banking firm, has the ability to close its own loans that are contained in a warehouse line until they are sold. The Company and Mr. Kern agreed to work on developing business synergies between their respective businesses.

STUART RUSSELL

Stuart Russell entered into a two-year consulting agreement wherein he agreed to work as an interim C.F.O. with a particular focus on organizing the Company's filings. Mr. Russell is engaged in drafting annual reports on the Form 10KSB from 2004 to the present. At an appropriate time the Company intends to catch up its audit so it can begin to file annual reports for the past several years.

In addition, Mr. Russell has introduced the Company to other business development opportunities. They include introducing the Company to sources of investment and introductions to companies active in the sustainable technologies arena. Mr. Russell also lives just outside of New York and he will give the Company a presence there in the future.

CONSULTING AGREEMENT CONDITIONS

Both of the above persons, Louis J. Kern and Stuart Russell, individually agreed to abide by the Company's Code of Ethics as a condition of their consulting agreement. The Company expects both individuals to play a constructive role in developing the Company and its business interests in the future. Each of these individuals may become Advisory Board members. The Advisory Board has not been formally organized, but the structure and makeup of an Advisory Board is being discussed for action sometime in the future.

SAFE HARBOR NOTICE

This filing on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934. Although the Company believes that the expectations reflected in such statements are reasonable, no assurances can be given that they will prove correct or without a material difference from what was indicated.

It is the opinion of the Directors of the Company that the steps described above will prove valuable to the Company in the medium to long term. It is too early to determine the impact the software division will have on results for the current financial year and readers are therefore cautioned accordingly. The effort to create a software division and engage more talent to support the accounting and public company maintenance functions are both not without risk, as follows:

* World Software is a startup business that requires funds to support it, particularly the funding to complete a sales cycle and close with clients for software development business. It was agreed this business would be started on a best efforts basis. No significant funds were committed to this effort as of this filing, however, people have committed time to organizing its legal structure, creating a web site and other collateral material, and first contacts were made with potential clients.

* The real estate and real estate finance markets are in turmoil at time of this filing. It is a difficult environment for financing, and manufactured housing was hit particularly hard. It is an unpredictable financing environment and the Company is not immune from its affects.

* It is possible work on the Company's periodic filings cannot be completed due to a lack of resources, an unexpected change in personnel, or other reasons.

* The Company will be required to have its records audited through the current period to make up all its filings. The Company has no reason to believe this is a problem, but it will require time effort and money to accomplish and it is subject to approval by the Company's auditors.


SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

WORLD ASSOCIATES, INC. Date:  June 6, 2008

/s/ Randall Prouty, President